Roundhill Ball Metaverse ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 90.5%	Shares	Value
Apparel - 0.6%
NIKE, Inc. - Class B (e)	22,733	$2,009,597

Commercial Services - 0.2%
Block, Inc. (a)	13,102	879,537

Computers - 8.1%
Apple, Inc.	123,824	28,850,992

Diversified Financial Services - 0.7%
Coinbase Global, Inc. - Class A (a)(e)	13,347	2,378,035

Home Furnishings - 3.4%
Sony Group Corp. (b)	617,500	11,990,396

Internet - 24.1%
Alibaba Group Holding Ltd. (b)	526,200	7,451,818
Alphabet, Inc. - Class A	64,134	10,636,624
Amazon.com, Inc. (a)	49,234	9,173,771
Baidu, Inc. - ADR (a)(b)(e)	91,167	9,598,973
Meta Platforms, Inc. - Class A	33,713	19,298,670
NAVER Corp. (b)	33,685	4,363,569
Sea, Ltd. – ADR (a)(b)	72,360	6,822,101
Snap, Inc. - Class A (a)(e)	783,577	8,384,274
Tencent Holdings Ltd. (b)	175,200	10,028,184
		85,757,984

Media - 2.3%
Walt Disney Co.	86,354	8,306,391

Semiconductors - 20.4%
Advanced Micro Devices, Inc. (a)	36,250	5,947,900
ARM Holdings PLC - ADR (a)(b)(e)	39,842	5,697,804
ASML Holding NV (b)	6,133	5,110,322
Intel Corp.	263,581	6,183,610
NVIDIA Corp.	127,097	15,434,660
QUALCOMM, Inc.	67,540	11,485,177
Samsung Electronics Co. Ltd. (b)	177,774	8,360,557
Skyworks Solutions, Inc.	44,276	4,373,141
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (b)	58,065	10,084,149
		72,677,320

Software - 27.8%(d)
Adobe, Inc. (a)	12,478	6,460,859
Akamai Technologies, Inc. (a)	43,370	4,378,202
Autodesk, Inc. (a)	33,597	9,255,302
Cloudflare, Inc. - Class A (a)	53,872	4,357,706
Electronic Arts, Inc.	31,973	4,586,207
Krafton, Inc. (a)(b)	18,434	4,828,053
Microsoft Corp.	26,978	11,608,633
NetEase, Inc. - ADR (b)	47,245	4,417,880
Planet Labs PBC (a)(e)	855,134	1,906,949
ROBLOX Corp. - Class A (a)	568,499	25,161,766
Take-Two Interactive Software, Inc. (a)	49,551	7,616,484
Unity Software, Inc. (a)(e)	638,149	14,434,930
		99,012,971

Toys/Games/Hobbies - 2.9%
Nintendo Co. Ltd. (b)	195,100	10,415,155
TOTAL COMMON STOCKS (Cost $291,231,464)		322,278,378

EXCHANGE TRADED FUNDS - 9.4%	Shares	Value
CI Galaxy Bitcoin ETF (a)(b)	640,776	7,586,788
CI Galaxy Ethereum ETF (a)(b)(f)	2,214,727	25,868,011
TOTAL EXCHANGE TRADED FUNDS (Cost $39,667,116)		33,454,799

SHORT-TERM INVESTMENTS - 9.5%
Investments Purchased with Proceeds from Securities Lending - 9.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.95% (c)	33,347,891	33,347,891

Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.82% (c)	520,027	520,027
TOTAL SHORT-TERM INVESTMENTS (Cost $33,867,918)		33,867,918

TOTAL INVESTMENTS - 109.4% (Cost $364,766,498)		389,601,095
Liabilities in Excess of Other Assets - (9.4)%		(33,317,093)
TOTAL NET ASSETS - 100.0%		$356,284,002

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $32,210,184 which represented 9.0% of net assets.
(f)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $25,868,011, which represents 7.3% of total net assets.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
Canada	$33,454,799	9.4%
China	31,496,856	8.8
Japan	22,405,550	6.3
South Korea	17,552,179	5.0
Taiwan	10,084,149	2.8
Singapore	6,822,101	1.9
United Kingdom	5,697,804	1.6
Netherlands	5,110,322	1.4
United States	256,977,335	72.2
Liabilities in Excess of Other Assets	(33,317,093)	(9.4)
	$356,284,002	100.0%

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Ball Metaverse ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$322,278,378	$–	$–	$322,278,378
Exchange Traded Funds	33,454,799	–	–	33,454,799
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	33,347,891
Money Market Funds	520,027	–	–	520,027
Total Investments	$356,253,204	$–	$–	$389,601,095

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $33,347,891 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.